Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Endurance International Group Holdings, Inc. for the fiscal quarter ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Tivanka Ellawala, Chief Financial Officer of Endurance International Group Holdings, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge on the date hereof:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Endurance International Group Holdings, Inc.

Date: August 7, 2015	By:	/s/ Tivanka Ellawala
Tivanka Ellawala Chief Financial Officer (Principal Financial Officer)